UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2025

TransMedics Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Massachusetts	001-38891	83-2181531
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Minuteman Road Andover, Massachusetts	01810
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (978) 552-0900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	TMDX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 22, 2025, TransMedics Group, Inc. (the “Company”) held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders of the Company voted on the following proposals:

Proposal One: The shareholders elected Waleed Hassanein, M.D., James R. Tobin, Edward M. Basile, Thomas J. Gunderson, Edwin M. Kania Jr., Stephanie Lovell, Merilee Raines, and David Weill, M.D. as directors, each to serve on the Board of Directors of the Company until the 2026 Annual Meeting of Shareholders or until his or her successor is duly elected and qualified in accordance with our Restated Articles of Organization and Amended and Restated Bylaws, or his or her earlier death, resignation or removal, based on the following votes:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Waleed Hassanein, M.D	21,530,830	124,816	38,595	4,939,164
James R. Tobin	21,154,414	491,441	48,386	4,939,164
Edward M. Basile	19,518,021	2,128,247	47,973	4,939,164
Thomas J. Gunderson	21,367,800	277,962	48,479	4,939,164
Edwin M. Kania, Jr.	19,583,104	2,062,278	48,859	4,939,164
Stephanie Lovell	21,338,519	305,597	50,125	4,939,164
Merilee Raines	21,421,630	224,815	47,796	4,939,164
David Weill, M.D.	21,250,720	395,207	48,314	4,939,164

Proposal Two: The shareholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, based on the following votes:

For	Against	Abstain	Broker Non-Votes
20,883,760	755,962	54,519	4,939,164

Proposal Three: The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2025, based on the following votes:

For	Against	Abstain
24,433,217	2,147,182	53,006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMEDICS GROUP, INC.

Date: May 23, 2025	By:	/s/ Gerardo Hernandez
	Name:	Gerardo Hernandez
	Title:	Chief Financial Officer and Treasurer